UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 24, 2012

AMASYS Corporation

(Exact Name of Registrant as Specified in Charter)

Delaware 0-21555 54-1812385

(State or Other Jurisdiction (Commission File No.) (I.R.S. Employer

of Incorporation) Identification No.)

6462 Little River Turnpike, Suite E, Alexandria, Virginia 22312

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (703) 797-8111

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17

CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17

CFR 240.13e-4(c))

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Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995

Information included in this Form 8-K may contain forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). This information may involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of Amasys Corporation. (“Amasys”) and StemGen Inc. (“StemGen”) (collectively, Amasys and StemGen are referred to herein as the “Companies”) to be materially different from future results, performance or achievements expressed or implied by any forward-looking statements. Forward-looking statements, which involve assumptions and describe future plans, strategies and expectations of the Companies, are generally identifiable by use of the words “may,” “will,” “should,” “expect,” “anticipate,” “estimate,” “believe,” “intend” or “project” or the negative of these words or other variations on these words or comparable terminology. Forward-looking statements are based on assumptions that may be incorrect, and there can be no assurance that any projections or other expectations included in any forward-looking statements will come to pass. The actual results of the Companies could differ materially from those expressed or implied by the forward-looking statements as a result of various factors. Except as required by applicable laws, Amasys undertakes no obligation to update publicly any forward-looking statements for any reason, even if new information becomes available or other events occur in the future.

Item 1.01 Entry into a Material Definitive Agreement

On December 24, 2012, Amasys Corporation., a Delaware corporation, received a deposit under a Letter of Intent (“LOI”) which it entered into on December 11, 2012 with StemGen Inc. a Nevada corporation.

Under the LOI, if all conditions are satisfied or waived the following will take place (a) transfer all of the intellectual property rights and operations of StemGen into the direct ownership and control of Amasys; and (b) transfer all of the equity interests of StemGen into the direct ownership and control of Amasys. The LOI is subject the company performing a reverse stock split of 1 for 80 and changing the name to StemGen. StemGen will pay Amasys an amount in cash equal to $325,000 at closing of which a 10% non-refundable deposit is due upon signing of the LOI. A definitive agreement will set forth the specific terms of the transaction. The definitive agreement shall contain standard representations and warranties. A copy of the LOI is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits.

Exhibit No. Description

99.1	Letter of Intent dated December 11, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

AMASYS CORPORATION

DATE: December 31, 2012

By: /s/ C.W. Gilluly, Ed.D.

C.W. Gilluly, Ed.D.

President and Chief Executive Officer